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                                                                     Exhibit 1.1

                           FORM OF PURCHASE AGREEMENT


                            10,250,000 PAIRED SHARES*


            STARWOOD LODGING TRUST                STARWOOD LODGING CORPORATION

  (A MARYLAND REAL ESTATE INVESTMENT TRUST)         (A MARYLAND CORPORATION)

        SHARES OF BENEFICIAL INTEREST                     COMMON STOCK

          (PAR VALUE $.01 PER SHARE)               (PAR VALUE $.01 PER SHARE)


                               PURCHASE AGREEMENT


                                                                   June __, 1995


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
LEHMAN BROTHERS INC.
PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.
  as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Merrill Lynch World Headquarters
     North Tower
     World Financial Center
     New York, New York  10281

Ladies and Gentlemen:

     Each of Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), SLT Realty Limited Partnership, a Delaware limited partnership (the "Realty Partnership") and SLC Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership" and collectively with the Trust, the Corporation, the Realty Partnership, the Operating Partnership being sometimes hereinafter collectively referred to as the "Transaction Entities" and individually as a "Transaction Entity") confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Alex. Brown & Sons Incorporated

- ----------------
* The Paired Shares are issuable upon conversion of 10,250,000 units of Convertible Notes due December 15, 1995 of the Trust and the Corporation.

("Alex Brown"), Lehman Brothers Inc. ("Lehman"), Prudential Securities Incorporated ("Prudential") and Smith Barney Inc. ("Smith Barney") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Bear Stearns, Alex Brown, Lehman, Prudential and Smith Barney are acting as representatives (in such capacity, Merrill Lynch, Bear Stearns, Alex Brown, Lehman, Prudential and Smith Barney shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Trust and the Corporation, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 10,250,000 units of Convertible Notes due December 15, 1995 (individually, a "Note" and collectively, the "Notes") of the Trust and the Corporation, which are convertible into an aggregate of 10,250,000 shares of beneficial interest, par value $.01 per share of the Trust (the "Trust Shares") PAIRED WITH 10,250,000 shares of common stock, par value $.01 per share, of the Corporation (the "Corporation Shares") and with respect to the grant by the Trust and the Corporation, acting severally and not jointly, to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of Notes convertible into an aggregate of 1,537,500 additional Trust Shares PAIRED WITH 1,537,500 additional Corporation Shares to cover over-allotments, in each case except as may otherwise be provided in the Pricing Agreement (as hereinafter defined). Each Note shall consist of one or more whole units. The Notes shall be non-interest bearing and shall evidence the several obligations of the Trust and the Corporation in the respective principal amounts to be set forth in the Pricing Agreement. The Notes are to be issued under an indenture dated as of June 15, 1995 (the "Indenture") entered into by the Trust and the Corporation with First Interstate Bank, Ltd., as Trustee (the "Trustee"), and are due December 15, 1995 unless the maturity thereof is extended as provided in the Indenture. The 10,250,000 units of Notes (the "Initial Securities") convertible into the same number of Trust Shares PAIRED WITH Corporation Shares to be purchased by the Underwriters and all or any part of the units of Notes convertible into Trust Shares PAIRED WITH Corporation Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities."

     Trust Shares and Corporation Shares are issued and sold, severally and not jointly, by the Trust and the Corporation, respectively, and upon conversion of the Notes evidencing the Securities to be purchased hereunder, will be offered to the public in units consisting of one Trust Share and one Corporation Share, which are "paired" for transfer and trading purposes pursuant to the Pairing Agreement dated as of June 25, 1980 (the "Pairing Agreement") between the Trust and the Corporation, as amended through the date hereof (each such unit is referred to herein as a "Paired Share," and collectively as "Paired Shares").

     Each Note shall be automatically converted into the number of Paired Shares equal to the number of units comprising such Note upon certification to the Trustee of (i) the sale of beneficial ownership of such Note to a person who is not an Underwriter or a dealer (a "Dealer") which has executed a Merrill Lynch Standard Dealer Agreement (a "Standard Dealer Agreement") and participates in the sale of the Securities, or an affiliate of such an Underwriter or Dealer as defined in Section 2(c) hereof, or (ii) the sale in a regular way transaction on the New York Stock Exchange of the Paired Shares to be issued upon the conversion of such Note during the period in which such Underwriters and Dealers have agreed (in the Standard Dealer Agreement and in the Merrill Lynch Master Agreement Among Underwriters with respect to the offering and sale of the Securities) that they and their affiliates will not purchase Paired Shares for their own account.

     Prior to the purchase of the Securities and public offering of the Paired Shares to be issued upon conversion of the Notes evidencing the Securities by the several Underwriters, the Trust and the Corporation, on the one hand, and the Representatives, on the other hand, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Trust and the Corporation, on the one hand, and the Representatives, on the other hand, and shall specify such applicable information as is indicated in Exhibit A hereto. The sale of the Securities to the Underwriters and the offering of the Paired Shares to be issued upon conversion of the Notes evidencing the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.


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     The Trust and the Corporation have filed with the U.S. Securities and
Exchange Commission (the "Commission") a joint registration statement on Form S-2 (Nos. 33-59155 and 33-59155-01) and a related preliminary prospectus for the registration of the Securities and the Paired Shares to be issued upon conversion of the Notes under the Securities Act of 1933, as amended (the "1933 Act"), and such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such joint registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) and/or Rule 434 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement," and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Underwriters by the Trust and the Corporation for use in connection with the offering of the Paired Shares to be issued upon conversion of the Notes which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Trust and the Corporation pursuant to Rule 424(b) of the 1933 Act Regulations) the term "Prospectus" shall refer to such revised prospectus from and after the time it was provided to the Underwriters for such use. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Trust and the Corporation under Rule 462(b) of the 1933 Act Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the "Registration Statement," as defined herein, and any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus," as defined herein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information included in the Registration Statement or the Prospectus and which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

     The Transaction Entities understand that the Underwriters propose to make a public offering of the Paired Shares issuable upon conversion of the Notes evidencing the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

     SECTION 1.  REPRESENTATIONS AND WARRANTIES OF THE TRANSACTION ENTITIES.

     (a) Each of the Transaction Entities represents and warrants, jointly and severally, to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

            (i) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Trust and the Corporation for use in connection with the offering of Paired Shares to be issued upon conversion of Notes evidencing the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time referred to in Section 2 hereof, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not include any untrue


                                        3
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     statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Corporation in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus. If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Trust and the Corporation have complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

           (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-2 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the Representation Date, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) Deloitte & Touche LLP, Price Waterhouse LLP and Ernst & Young LLP, the accounting firms that certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus, each are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

           (iv) The financial statements (including the notes thereto) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent, except as may be noted therein, with that of the financial statements included in the Registration Statement and the Prospectus and the books and records of the respective entities or group presented therein. The pro forma financial information included in the Prospectus has been prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations (including, without limitation, Rule 11-02 of Regulation S-X of the Commission) with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Trust and the Corporation at the respective dates indicated and the results of operations for the respective periods specified.

            (v) No stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Transaction Entities, no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and, to the knowledge of the Transaction Entities, no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction.

           (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of


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     the Transaction Entities and their respective subsidiaries, considered as one enterprise, or in the fee, ground lease and mortgage interests or other adverse event, in hotel properties which the Transaction Entities and their respective subsidiaries will own and/or operate as of the Closing Time (the "Hotel Assets"), whether or not arising in the ordinary course of business, which would be material to the Transaction Entities and their respective subsidiaries, considered as one enterprise (anything which would be material to the Transaction Entities and their respective subsidiaries, considered as one enterprise, being hereinafter referred to as "Material"),
     (B) there have been no transactions or acquisitions entered into by the Transaction Entities or any of their respective subsidiaries, other than those in the ordinary course of business, which could reasonably be expected to be Material, (C) there has been no dividend or distribution of any kind declared, paid or made by the Trust or the Corporation on any class of its respective capital stock and (D) there has been no change in the capital stock of the Trust or the Corporation (except for issuances pursuant to outstanding options or warrants of the Trust or the Corporation), or the partnership interests of the Operating Partnership or the Realty Partnership or any increase in the indebtedness of the Transaction Entities, or any of their respective subsidiaries or in the indebtedness encumbering Hotel Assets which could reasonably be expected to be Material.


          (vii) The Trust has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement and the other Operative Documents (as defined in subsection (xv) below) to which it is a party; and the Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not reasonably have an adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs or business prospects of the Transaction Entities and their respective subsidiaries, considered as one enterprise, or the Hotel Assets which reasonably would be expected to be Material (a "Material Adverse Effect"). The Trust has no significant subsidiaries (other than the Realty Partnership) within the meaning of Regulation S-X under the 1933 Act.


         (viii) Each of the Corporation and its subsidiaries have each been duly incorporated and is validly existing as a corporation in good standing under the laws of their respective jurisdictions of incorporation (except with respect to those subsidiaries which are not significant subsidiaries, where such failure to be duly incorporated or to be in good standing could not reasonably be expected to have a Material Adverse Effect), with corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement and the other Operative Documents to which it is a party; and each of the Corporation and its subsidiaries duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect. The Corporation has no significant subsidiaries (other than the Operating Partnership and Hotel Investors Corporation of Nevada, a Nevada corporation) within the meaning of Regulation S-X under the 1933 Act.

           (ix) The Realty Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. The Realty Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register could not reasonably be expected to have a Material Adverse Effect. The Trust is the sole general partner and Starwood Capital (as defined in subsection (xv) below) are the limited partners of the Realty Partnership. The agreement of limited partnership of the Realty

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     Partnership, as amended through the date hereof is in full force and effect, and the percentage interests of the partners in the Realty Partnership will be (at Closing) as set forth in the Prospectus. To the extent any portion of the over-allotment option described in Section 2(b) hereof is exercised at the Closing Time, the percentage interests of the partners in the Realty Partnership will be adjusted accordingly. Additionally, to the extent any portion of such over-allotment option is exercised subsequent to Closing Time, the Trust will contribute the proceeds from the sale of the Option Securities to the Realty Partnership in exchange for a number of units of partnership interest in the Realty Partnership ("Realty Units") equal to the number of Option Securities issued. The Realty Partnership has no significant subsidiaries within the meaning of Regulation S-X under the 1933 Act.

            (x) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register could not reasonably be expected to have a Material Adverse Effect. The Corporation and certain of its wholly-owned subsidiaries are the general partners and Starwood Capital are the sole limited partners of the Operating Partnership. The agreement of limited partnership of the Operating Partnership, as amended through the date hereof, is in full force and effect, and the percentage interests of the partners in the Operating Partnership will be (at Closing) as set forth in the Prospectus. To the extent any portion of the over-allotment option described in Section 2(b) hereof is exercised at the Closing Time, the percentage interests of the partners in the Operating Partnership will be adjusted accordingly. Additionally, to the extent any portion of such over-allotment option is exercised subsequent to Closing Time, the Corporation will contribute the proceeds from the sale of the Option Securities to the Operating Partnership in exchange for a number of units of partnership interest in the Operating Partnership ("Operating Units," and collectively with Realty Units, "Units") equal to the number of Option Securities issued. The Operating Partnership have no significant subsidiaries within the meaning of Regulation S-X under the 1933 Act.

           (xi) The combined capitalization of each of the Trust and the Corporation is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to outstanding options and warrants of the Trust and the Corporation). All the issued and outstanding Trust Shares and Corporation Shares have been duly authorized and are validly issued, fully paid and non-assessable. No shares of the capital stock of either the Trust or the Corporation are reserved for any purpose except as disclosed in the Prospectus. Except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for Notes or any capital stock of the Trust or the Corporation and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for Notes or shares of the capital stock or any other securities of the Trust or the Corporation. The Paired Shares issuable upon conversion of Units have been duly and validly authorized by all necessary corporate action and such Paired Shares, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable.

          (xii) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Indenture and this Agreement, and, when issued and delivered by the Trust and the Corporation pursuant to the Indenture and this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued, fully paid and non-assessable. The Paired Shares to be issued upon conversion of the Notes evidencing the Securities have been duly authorized for issuance upon such conversion and, when issued and delivered by the Trust and the Corporation upon such conversion, will be validly issued, fully-paid and non-assessable. Upon payment of the purchase price and delivery of the Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities. The Notes and Paired Shares to be issued in connection with the offering have been and will be offered and sold at or prior to the Closing Time in compliance with all applicable laws (including, without limitation, federal and state securities laws). The terms of the Notes and Paired Shares conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The form of stock certificates to be used to evidence the Paired Shares will be in due and proper form and will comply with all applicable legal requirements. The issuance of the Securities and the Paired Shares to be issued upon conversion of the Notes evidencing the Securities is not subject to any preemptive or other similar rights.

         (xiii) All the issued and outstanding Realty Units and the Operating Units have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws). There are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for Units.

          (xiv) None of the Transaction Entities or any of their respective subsidiaries is in violation of its declaration of trust, trustee's regulation of the trust, charter, by-laws, certificate of limited partnership, agreement of limited partnership or other governance documents, as the case may be, and none of the Transaction Entities or any of their respective subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of its or its subsidiaries' property or assets is subject, except for such violations and defaults that could not reasonably be expected to have a Material Adverse Effect.


           (xv) (A) This Agreement has been duly and validly authorized, executed and delivered by each Transaction Entity and assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms; (B) at the Representation Date, the Pricing Agreement will have been duly and validly authorized, executed and delivered by the Trust and the Corporation, and assuming due authorization, execution and delivery by the Representatives, will be a valid and binding agreement of the Trust and the Corporation, enforceable against the Trust and the Corporation in accordance with its terms; (C) the Indenture, at the Closing Time, will have been duly and validly authorized, executed and delivered by the Trust and the Corporation and, assuming due authorization, execution and delivery by the Trustee thereto, will be a valid and binding agreement, enforceable against the Trust and the Corporation in accordance with its terms; (D) the Amended and Restated Agreement of Limited Partnership of the Realty Partnership (the "Realty Partnership Agreement") and the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"), at Closing Time, will have been duly and validly authorized, executed and delivered by the Trust and the Corporation and, assuming the due authorization, execution and delivery by the other parties thereto, will be valid and binding agreements, enforceable against the Trust and the Corporation, in accordance with their respective terms; (E) the Pairing Agreement has been duly and validly authorized, executed and delivered by each of the Trust and the Corporation and is a valid and binding agreement, enforceable against the Trust and the Corporation in accordance with its terms; and (F) the Formation Agreement dated as of November 11, 1994 as amended through the date hereof (the "Formation Agreement") among the Trust, the Corporation, Starwood Capital Group, L.P., Berl Holdings L.P., Starwood Apollo Hotel Partners I, L.P., Starwood Apollo Hotel Partners
     VIII, L.P., Starwood Apollo Hotel Partners IX, LP and Starwood Nomura
     Hotel Investors, L.P. (collectively, with the exception of the Trust and the Corporation, "Starwood Capital") has been duly and validly authorized, executed and delivered by each of the Trust and the Corporation; (G) Amendment No. 1 to the Formation Agreement ("Amendment No.1") by and among the parties to the Formation Agreement, at the Closing Time will have been duly and validly authorized, executed and delivered by each of the Trust and the Corporation and, assuming the due authorization, execution and delivery by the other parties thereto, each will be a valid and binding agreement, enforceable against the Trust and the Corporation in accordance with its terms; (H) each of the non-competitive agreements between the Trust or the Corporation and each of its trustees or directors, as the case may be, executive officers and Barry S. Sternlicht (the "N.C. Agreements") at Closing Time will be duly and validly authorized, executed and delivered by the Trust or the Corporation and will be valid and binding agreement, enforceable against the Trust and the Corporation, in accordance with its terms; and (I) the Westin/Hot Agreement among W&S Hotel L.L.C., W&S Hotel Holding Company, the Realty Partnership, the Operating Partnership, WHWE L.L.C. and Woodstar Investor Partnership (the "Westin Agreement") has been duly and validly authorized, executed and delivered by each of the Realty Partnership and the Operating Partnership and is a binding agreement, enforceable against the Realty Partnership and the Operating Partnership in accordance with its terms. This Agreement, the Pricing Agreement, the Indenture, the Realty Partnership Agreement, the Operating Partnership Agreement, the Pairing Agreement, the Formation Agreement, Amendment No. 1 and the Westin Agreement are sometimes hereinafter collectively referred to as "Operative Documents."


          (xvi) The execution and delivery of each of the Operative Documents, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby or thereby or in the Prospectus by the Transaction Entities will not conflict with or constitute a breach or violation by such parties of, or default under, (A) any other Operative Documents; (B) any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which such Transaction Entity is a party or by which they or, any of them, or any of their respective properties or other assets or any Hotel Asset may be bound or subject, which could reasonably be expected to have a Material Adverse Effect; (C) the declaration of trust, trustee's regulations of the trust, charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of any Transaction Entity or (D) any applicable law, rule, order, administrative regulation or administrative or court decree, in each case except for conflicts, breaches, violations or defaults that, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         (xvii) The Indenture has been duly qualified under the Trust Indenture Act. The Notes evidencing the Securities represent debt obligations of the Trust and the Corporation, which, to the their knowledge and information, are not subject to any subordination agreement (except to the extent provided in the Indenture), and do not entitle any holder thereof to any rights as a shareholder of either the Trust or the Corporation. Such Notes and the Indenture will not contain any provision which conditions the obligation of payment by the Trust and the Corporation thereunder or which subordinates the indebtedness evidenced thereby in right of payment to any other indebtedness of the Trust or the Corporation, except to the extent the Indenture provides for a priority for compensation and expenses of the Trustee over payments to holders of such Notes.

        (xviii)     (a) No labor dispute with the employees of any Transaction
     Entity or any of their respective subsidiaries exists or, to the knowledge of the Transaction Entities is imminent, and (b) none of the Transaction Entities is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors, which, in the case of either (a) or (b), could reasonably be expected to have a Material Adverse Effect.

          (xix) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Transaction Entities, threatened against or affecting any Transaction Entity or any of their respective subsidiaries, any Hotel Asset or any officer or director of the Trust or the Corporation or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or that, if determined adversely to any Transaction Entity, any Hotel Asset, or any such officer or director, will or could reasonably be expected to (A) have a Material Adverse Effect, or
     (B) materially and adversely affect the consummation of (i) the transactions contemplated by this Agreement or (ii) the acquisitions of the Sheraton Colony Square Hotel or the Tempe Embassy Suites (the "Acquisitions"). There are no pending legal or governmental proceedings to which any Transaction Entity or any of their respective subsidiaries is a party or of which they or any of their respective properties or assets or any Hotel Asset is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, that, considered in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no contracts or documents of any Transaction Entity or any of their respective subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

           (xx) Commencing with their taxable years ending December 31, 1995, the Transaction Entities and their respective subsidiaries, are and will be organized and operated in conformity with the requirements for qualification of the Trust as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and the proposed method of operation of the Transaction Entities and their respective subsidiaries will enable the Trust to meet the requirements for taxation as a real estate investment trust under the Code. Section 269B(a)(3) of the Code does not and will continue not to apply to the Trust and the Corporation.

          (xxi) None of the Transaction Entities or any of their respective subsidiaries is, or at Closing Time will be, required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         (xxii) The Transaction Entities and their respective subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "proprietary rights") presently employed by each of them in connection with the business now operated by them, and none of the Transaction Entities nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any proprietary rights, or of any facts which would render any proprietary rights invalid or inadequate to protect the interest of such Transaction Entity or its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        (xxiii)     No authorization, approval, consent or order of any court or governmental authority or agency or other entity or person is necessary in connection with the offering, issuance or sale of the Securities hereunder or the Paired Shares issuable upon conversion of the Securities contemplated by this Agreement, except as may be required under the 1933 Act or the 1933 Act Regulations, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), state securities or real estate syndication laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD"), all of which have been obtained or will have been obtain prior to Closing Time or such as have been received prior to the date of this Agreement, and except for approval by the Nevada Gaming Commission of certain contributions by the Corporation to the Operating Partnership.

         (xxiv) Each of the Transaction Entities possesses such certificates, authorizations or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, and none of the Transaction Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

          (xxv) Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Trust and the Corporation under the 1933 Act.

         (xxvi) The Paired Shares to be issued upon conversion of the Notes evidencing the Securities have been approved for listing on the New York Stock Exchange upon notice of issuance.

        (xxvii)     (A)  The Transaction Entities or their respective
     subsidiaries have good and marketable title to their respective Hotel Assets free and clear of all liens, encumbrances, claims, security interests and defects, except such as are (i) described in the Prospectus,
     (ii) serving as security for loans described in the Prospectus, or
     (iii) not Material; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Hotel Assets and the assets of any Transaction Entity and their respective subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (C) none of the Transaction Entities or any of their respective subsidiaries is in default under any of the ground leases (as lessee), relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Hotel Assets, and none of the Transaction Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, other than such defaults that could not reasonably be expected to have a Material Adverse Effect; (D) each of the Hotel Assets complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Hotel Assets), except for such failures to comply that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and (E) none of the Transaction Entities has knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to, the Hotel Assets, except such proceedings or actions that individually or in the aggregate could not reasonably have a Material Adverse Effect.


       (xxviii)     Each of the Transaction Entities and their respective
     subsidiaries has obtained title insurance on such Transaction Entity's or subsidiary's fee and/or leasehold interests, as applicable, in each of the Hotel Assets, except for such failures to obtain title insurance that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (xxix) Except as disclosed in the Prospectus, and, except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect; (A) to the knowledge of the Transaction Entities, the operations of the Transaction Entities are in compliance with all Environmental Laws and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) none of the Transaction Entities or any of their respective subsidiaries has caused or to the knowledge of the Transaction Entities suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Hotel Asset, and no condition exists on, in, under or, to the knowledge of the Transaction Entities, adjacent to any Hotel Asset that could result in the incurrence of liabilities or any violations of any Environmental Law (as defined below) in either case which reasonably would be Material or give rise to the imposition of any Lien (as defined below) under any Environmental Law; (C) none of the Transaction Entities or any of their respective subsidiaries has received any notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Hotel Asset;
     (D) none of the Transaction Entities or any of their respective subsidiaries has received any notice from any Governmental Authority (as defined below) or other Person claiming any violation of any Environmental Law or evidencing the intent to undertake and/or requesting the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Hotel Asset; and
     (E) no Hotel Asset is included or, to the knowledge of the Transaction Entities, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and, to the knowledge of the Transaction Entities, has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Transaction Entities, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other Environmental Law.

          As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant, hazardous material or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is identified, regulated, prohibited or limited under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as the same may now or hereafter be amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the

     Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 C. Section 6901, et seq.), the Clean Air Act, as amended (42 C. Section 7401, et seq.), the Clean Water Act, as amended (33 C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 C. Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 C.
     Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environments or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Hotel Asset, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Hotel Asset; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

          (xxx) Each of the Transaction Entities has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file could not reasonably be expected to have a Material Adverse Effect), and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

     (b) Any certificate delivered hereunder or under any Operative Document and signed by any officer or authorized representative of any Transaction Entity and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby.

     SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust and the Corporation, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust and the Corporation, severally and not jointly, at the price per unit set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     If the Trust and the Corporation have elected not to rely upon Rule 430A under the 1933 Act Regulations, the public offering price of the Paired Shares to be issued upon conversion of the Notes evidencing the Securities and the purchase price per unit to be paid by the several Underwriters for the Securities will have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

     If the Trust and the Corporation have elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per unit to be paid by the several Underwriters for the Securities shall be an amount equal to the public offering price per Paired Share to be issued upon conversion of the Notes evidencing the Securities, less an amount per unit to be determined by agreement between the Representatives, on the one hand, and the Trust and the Corporation, on the other hand. The public offering price per Paired Shares to be issued upon conversion of the Notes evidencing the Securities shall be a fixed price to be determined by agreement among the Representatives on the one hand, the Trust and the Corporation, on the other hand. Such public offering price and the purchase price per unit, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party other than pursuant to Sections 6 and 7 hereof, unless otherwise agreed to by the Trust and the Corporation, on the one hand, and the Representatives, on the other hand.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust and the Corporation, severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,537,500 units of Notes convertible into up to an additional 1,537,500 Paired Shares at the price per unit set forth in the Pricing Agreement. The option hereby granted will expire 30 days after the date hereof (or, if the Trust and the Corporation has elected to rely on Rule 430A under the 1933 Act Regulations, 30 days after the execution of the Pricing Agreement) and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Trust and the Corporation setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than three full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed upon by the Representatives, on the one hand, and the Trust and the Corporation, on the other hand. If the option is exercised as to all or any portion of the Option Securities, the Option Securities shall be purchased by the Underwriters, severally and not jointly, in proportion to their respective Initial Securities underwriting obligations as set forth in Schedule A.

     (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Rogers & Wells, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives, on the one hand, and the Trust and the Corporation, on the other hand, at 10:00 A.M. on the fourth business day (or the third business day if required under Rule 15c6-1 of the 1934 Act, or unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Trust and the Corporation has elected to rely upon Rule 430A of the 1933 Act Regulations, the fourth business day (or the third business day if required under Rule 15c6-1 of the 1934 Act) after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, on the one hand, and the Trust and the Corporation, on the other hand (such time and date of payment and delivery being herein called "Closing Time"). Payment for the Initial Securities shall be divided between and paid to the Trust and the Corporation, respectively, in the same proportion of the aggregate principal amounts of the obligations of the Trust and the Corporation under the Notes representing the Initial Securities each bear to the other. In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of Rogers & Wells, or at such other place as shall be agreed upon by the Representatives, on the one hand, and the Trust and the Corporation, on the other hand, on each Date of Delivery as specified in the notice from the Representatives to the Trust and the Corporation. Payment shall be made to the Trust and the Corporation by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Trust and the Corporation, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Notes representing the Securities to be purchased by them. Certificates for the Notes representing the Initial Securities and the Option Securities, if any, and the Paired Shares to be issued upon conversion of such Notes shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, Bear Stearns, Alex Brown, Lehman Brothers, Prudential and Smith Barney, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but any such payment shall not relieve such

Underwriter from its obligations hereunder. Where the Representatives have certified to the Trust and the Corporation on behalf on a Underwriter not less than three full business days prior to Closing Time or the relevant Date of Delivery (i) that the Securities to be purchased by such Underwriter hereunder at Closing Time or the relevant Date of Delivery have been sold to a person who is not an Underwriter or Dealer, or an affiliate (as hereinafter defined) of any thereof, or (ii) that while the transferee of record is an Underwriter or Dealer, or an affiliate of any thereof, such transferee is acquiring the Securities for purposes of record ownership only and the beneficial owner is not an Underwriter or Dealer, or an affiliate of any thereof, then, in either such case, the Trust and the Corporation, on the one hand, and the Representatives, on the other hand, shall cause the Notes evidencing such Securities to be delivered to the Trustee and the Trustee shall effect the conversion of such Notes and shall deliver to the Representatives certificates evidencing Paired Shares issued upon such conversion for delivery for the account of the beneficial owners thereof. As used herein, "affiliate" means, with respect to an Underwriter or Dealer, (A) a partner in or holder of 10% or more of the shares of such Underwriter or Dealer, (B) a person in which such Underwriter or Dealer holds 10% or more of the outstanding capital stock of such person or is a partner in such person, or (C) a family member of, or trust for, any such Underwriter, Dealer, partner or shareholder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be in New York, New York.

     SECTION 3. COVENANTS OF THE TRANSACTION ENTITIES. Each of the Transaction Entities with each Underwriter as follows:

          (a) The Trust and the Corporation will notify the Representatives immediately of the following, and confirm the notice in writing, (i) the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) the receipt of any comments from the Commission relating to the Registration Statement or the Prospectus, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Trust and the Corporation will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Trust and the Corporation will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment), any Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus (including any revised prospectus which the Trust and the Corporation proposes for use by the Underwriters in connection with the offering of the Paired Shares to be issued upon conversion of the Notes evidencing the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, and any term sheet as contemplated by Rule 434 of the 1933 Act Regulations (a "Term Sheet")), will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object.

          (c) The Trust and the Corporation will deliver to the Representatives as soon as possible, as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits) as the Representatives may reasonably request.

          (d) The Trust and the Corporation will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Trust and the Corporation will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Trust and the Corporation will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Trust and the Corporation will endeavor, in cooperation with the Underwriters, to qualify the Securities and the Paired Shares into which the Notes evidencing the Securities are convertible for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or foreign jurisdictions as the Representatives may reasonably designate; PROVIDED, HOWEVER, that neither the Trust nor the Corporation will be required to qualify as a foreign corporation, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its charter or bylaws that the Trustees of the Trust and/or Board of Directors of the Corporation determines to be contrary to the best interests of the Trust and the Corporation and their respective shareholders. In each jurisdiction in which the Securities and the Paired Shares into which such Notes evidencing the Securities are convertible have been so qualified, the Trust and the Corporation will use all reasonable efforts to file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long a period (not longer than one year) as the Representatives may reasonably request for the distribution of the Securities.

          (g) The Trust and the Corporation will make generally available to their respective security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby (90 days in the event that the close of such period is the close of the Trust's and the Corporation's fiscal year), an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Trust's and the Corporation's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) Each of the Trust and the Corporation will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A and/or Rule 434 of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Trust and the Corporation will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and/or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A and/or Rule 434, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted. If required, the Trust and the Corporation will prepare and file or transmit for filing a Rule 462(b) Registration Statement not later than the date of execution of the Pricing Agreement.
     If a Rule 462(b) Registration Statement is filed the Trust and the Corporation shall make payment of, or arrange for payment of, the additional registration fee owing to the Commission required by Rule 111 of the 1933 Act Regulations.

          (j) The Trust and the Corporation, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.


          (k) The Trust and the Corporation will use their respective best efforts to maintain the listing of the Paired Shares on the New York Stock Exchange or another national securities exchange.


          (l) For the period one year from the Closing Time, the executive officers, trustees and directors of the Trust and the Corporation and Starwood Capital will not, without the prior written consent of Merrill Lynch, on the one hand, and the Trust and the Corporation, on the other hand, (which consent, in the case of the Trust and the Corporation, will be subject to the approval of the Trust's and the Corporation's Independent Trustees/Directors), offer, sell, contract to sell or otherwise dispose of any Paired Shares or Units or any security convertible into or exchangeable into or exercisable for Paired Shares (except for issuances by the Transaction Entities pursuant to the exchange of Units and for distribution of Units to the parties who have direct or indirect interests in Starwood Capital who agree to be bound to the restrictions contained herein). Any transferees of such shares or Units will be likewise prohibited from making any transfer of such shares or Units.

          (m) During a period of one year from the Closing Time, the Trust and the Corporation will not, without the prior written consent of Merrill Lynch, offer, sell, contract to sell or otherwise dispose of any Paired Shares or any security convertible into or exchangeable or exercisable for Paired Shares (except for (i) transfers of Units and for distribution of Units to parties who have direct or indirect interests in Starwood Capital who agree to be bound to the restrictions contained herein, (ii) the issuance of Units pursuant to outstanding options and warrants, (iii) the grant of options under the Trust's and the Corporation's 1995 Share Option Plan and (iv) in connection with acquisitions by the Transaction Entities).

          (n) During a period of one year from the Closing Time, the Realty Partnership and the Operating Partnership will not, without the prior written consent of Merrill Lynch, offer, sell, contract to sell or otherwise dispose of any Paired Shares or any security convertible into or exchangeable or exercisable for Paired Shares (except for (i) transfers of Units and for distribution of Units to parties who have direct or indirect interests in Starwood Capital who agree to be bound to the restrictions contained herein, (ii) the issuance of Paired Shares pursuant to outstanding options and warrants, (iii) the grant of options under the Trust's and the Corporation's 1995 Share Option Plan and (iv) in connection with acquisitions by the Transaction Entities).

          (o) The Trust will use its best effort to insure that it will qualify as a "real estate investment trust" under the Code for its taxable year ending December 31, 1995 and to continue to so qualify for subsequent years. The Transaction Entities, other than the Trust, and the subsidiaries of all Tranaction Entities (including the Trust), will take no action which could reasonably cause the Trust to fail to qualify as a "real estate investment trust" under the Code for the Trust's taxable year ending December 31, 1995 and to continue to so qualify for subsequent years.

          (p) For so long as the Company is subject to the 1934 Act, but in no event more than five years after the Closing Time, the Trust and the Corporation will put in place reasonable measures to insure the delivery to the Representatives, (i) promptly upon their being mailed or filed, copies of all current, regular and periodic reports of the Trust and the Corporation mailed to their respective shareholders or filed with any securities exchange or with the Commission or with any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Transaction Entities as the Representatives reasonably request.

          (q) Subject to the terms thereof, the Transaction Entities will do and perform their respective obligations under the Operative Documents to which they are parties to the extent required to consummate the transactions contemplated hereby.

     SECTION 4.  PAYMENT OF EXPENSES; FINANCIAL ADVISORY FEE.

          (a) The Trust and the Corporation will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto (including, without limitation, all reasonable expenses and disbursements of Rogers & Wells, counsel to the Underwriters, in connection with the preparation, printing and filing of the Registration Statement), (ii) the printing, or reproducing, and distributing to the Underwriters copies of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Notes evidencing the Securities and the Paired Shares to be issued upon conversion of such Notes to the Underwriters and the fees and expenses of the trustee and transfer agent, (iv) the fees and disbursements of the Trust's and the Corporation's counsel and accountants,
     (v) the qualification of the Securities (and the Paired Shares to be issued upon conversion of the Notes evidencing the Securities) under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the cost of printing, or reproducing, and delivering to the Underwriters copies of the Blue Sky Survey, (viii) the fee of the NASD, (ix) the fees and expenses incurred in connection with the listing of the Paired Shares on the New York Stock Exchange and (x) any transfer taxes imposed on the sale of the Securities to the several Underwriters or upon the conversion of the Notes into Paired Shares.

          (b) If this Agreement is cancelled or terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Trust and the Corporation shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          (c) At Closing Time, the Trust and the Corporation shall pay to Merrill Lynch a fee (the "Financial Advisory Fee") in consideration of the financial advisory services provided to the Trust and the Corporation by Merrill Lynch in connection with the transactions contemplated by the Formation Agreement. The Financial Advisory Fee shall be equal to .75% of the gross proceeds from the sale of the Securities hereunder, less $250,000. Payment of the Financial Advisory Fee shall be made by certified or official bank check or similar next day funds payable to the order of Merrill Lynch.

     SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at Closing Time, of the representations and warranties of the Transaction Entities herein contained, to the performance by the Transaction Entities of their respective obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the Underwriters; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Trust and the Corporation have elected to rely upon Rule 430A and/or Rule 434 of the 1933 Act Regulations, the price of the Paired Shares to be issued upon conversion of the Notes evidencing the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period and, prior to Closing Time, the Trust and the Corporation shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations. If a Rule 462(b) Registration Statement is required, such Rule 462(b) Registration Statement shall have been transmitted to the Commission for filing and have become effective within the prescribed time period, and, prior to Closing Time, the Trust and the Corporation shall have provided to the Underwriters evidence of such filing and effectiveness in accordance with Rule 462(b) of the 1933 Act Regulations.

          (b)  At Closing Time the Representatives shall have received:


               (1) The favorable opinions, each in form and substance satisfactory to counsel or the Underwriters, dated as of Closing Time of
     (A) Sidley & Austin, counsel for Transaction Entities, with respect to the matters set forth in items (v), (vi), (vii) (only with respect to the third and fourth sentences thereof), and (viii) - (xxi) (with respect to item (xviii) only part (A) thereof) below and (B) Piper & Marbury, Maryland counsel to the Transaction Entities, with respect to the matters set forth in items (i) - (iv), (vii) (only with respect to the first two sentences and the last sentence thereof) and (xviii)(B):


                      (i) The Trust has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland.


                     (ii) The Corporation and its subsidiaries have each been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation (except, with respect to those subsidiaries which are not significant subsidiaries, where the failure to be so validly existing as a corporation in good standing would not be reasonably expected to have a Material Adverse Effect).


                    (iii) The Trust has the power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. The Trust is duly qualified to transact business and is in good standing in each jurisdiction that is shown in the Prospectus as a jurisdiction in which the Trust or the Realty Partnership manages, owns or leases real property, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.


                     (iv) Each of the Corporation and its subsidiaries have the corporate power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. Each of the Corporation and its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction that is shown in Prospectus as a jurisdiction in which such party or the Operating Partnership manages, owns or leases real property, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

                      (v) Each of the Realty Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware. Each of the Realty Partnership and the Operating Partnership has all requisite partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. Each of the Realty Partnership and the Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction that is shown in the Prospectus as a jurisdiction in which it manages, owns or leases real property, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.


                     (vi) The Trust and the Corporation have duly authorized, issued and outstanding capital stock as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to outstanding options and warrants of the Trust and the Corporation). All the issued and outstanding Paired Shares have been duly authorized and are validly issued, fully paid and non-assessable. To the knowledge of such counsel, no shares of capital stock of the Trust or the Corporation are reserved for any purpose except as disclosed in the Prospectus. To the knowledge of such counsel, except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for any capital stock of the Trust or the Corporation and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Notes or shares of the capital stock or any other securities of the Trust or the Corporation, in each case from the Transaction Entities or any of their respective subsidiaries.
               The Paired Shares issuable upon conversion of Units have been duly and validly authorized by all necessary trust and corporate action and such Paired Shares, when issued upon such conversion or exercise will be duly and validly issued, fully paid and non-assessable.


                    (vii) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Indenture and this Agreement and, when issued and delivered by the Trust and the Corporation pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued, fully-paid and non-assessble. The Paired Shares to be issued upon conversion of the Notes evidencing the Securities have been duly authorized for issuance upon such conversion and, when issued and delivered by the Trust and the Corporation upon such conversion, will be validly issued, fully-paid and non-assessable. Each of the Underwriters is receiving good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities. The Paired Shares to be issued upon conversion of the Notes evidencing the Securities have been duly authorized for issuance by all necessary trust and corporate action, and when issued and delivered by the Trust and the Corporation upon conversion of the Notes, will be validly issued, fully paid and non-assessable. The terms of the Notes and the Paired Shares conform in all material respects to the statements and descriptions related thereto contained in the Prospectus.
               The form of certificates evidencing the Paired Shares are in due and proper form and comply in all material respects with all applicable legal requirements. The issuance of the Securities (and the Paired Shares issuable upon conversion of the Notes evidencing the Securities) is not subject to any preemptive or other similar rights arising under the laws of the State of Maryland, the Declaration of Trust or Trustee's Regulation of Trust, the Articles of Incorporation or by-laws of the Corporation, or any Operative Document or agreement filed as exhibits to the Registration Statement of which such counsel is aware.

                   (viii) The Realty Units and Operating Units issued through the Closing Time, including, without limitation, the Realty Units and Operating Units issued to the Trust and the Corporation, respectively, were duly authorized for issuance by the Realty Partnership or the Operating Partnership, as the case may be, to the holders thereof, and are validly issued, fully paid and non-assessable. All such Units have been offered and sold at or prior to Closing Time in compliance with all applicable laws of the United States and the State of Delaware. The terms of the Units conform in all material respects to the statements and descriptions related thereto contained in the Prospectus.


                      (ix) To the knowledge of such counsel, none of the Transaction Entities is in violation of its declaration of trust, charter, trustee's regulation of trust charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and none of the Transaction Entities is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, Operative Document or other instrument filed as exhibis to the Registration Statement to which such entity is a party or by which such entity may be bound, or to which any of the property or assets of such entity is subject, except for violations or defaults which in the aggregate could not reasonably have a Material Adverse Effect.

                      (x) Each of the Operative Documents was duly and validly authorized, executed and delivered by the Transaction Entities, as applicable, and, assuming due authorization, execution and delivery by any party thereto which is not a Transaction Entity, is a valid and binding agreement of the Transaction Entities that are parties thereto, enforceable against the Transaction Entities that are parties thereto in accordance with its terms, except as such enforceability may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors rights and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


                     (xi) The execution and delivery of each of the Operative Documents, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby or thereby or in the Prospectus by the Transaction Entities did not, do not and will not conflict with or constitute a breach or violation by such parties of, or default under: (1) any other Operative Documents; (2) any contract or other instrument filed as exhibits to the Registration Statement would reasonably be expected to have a Material Adverse Effect, and of which such counsel is aware;
               (3) the declaration of trust, trustee's regulation of trust, charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of any Transaction Entity; or (4) any applicable law, rule or administrative regulation of the United States or the jurisdiction of its incorporation or formation; or (5) any order or administrative or court decree of which such counsel is aware, except in each case for breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect.


                    (xii) The Indenture has been duly qualified under the Trust Indenture Act. The Notes evidencing the Securities represent debt obligations of the Trust and the Corporation, which, to the knowledge of such counsel, are not subject to any subordination agreement (except to the extent provided in the Indenture), and do not entitle any holder thereof to any rights as a shareholder of either the Trust or the Corporation. Such Notes and the Indenture do not contain any provision which conditions the obligation of payment by the Trust and the Corporation thereunder or which subordinates the indebtedness evidenced thereby in right of payment to any other indebtedness of the Trust or the Corporation, except to the extent the Indenture provides for a priority for compensation and expenses of the Trustee over payments to holders of such Notes.

                   (xiii) Commencing with their taxable years ending December 31, 1995, the Transaction Entities and their respective subsidiaries are and will be organized in conformity with the requirements for qualification of the Trust as a real estate investment trust under the Code, and the proposed method of operation of the Transaction Entities and their respective subsidiaries will enable the Trust to meet the requirements for taxation as a real estate investment trust under the Code. The provisions of Section 269B(a)(3) of the Code does not and will continue not to apply to the Trust.

                    (xiv) None of the Transaction Entities or any of their respective subsidiaries is, required to be registered under the 1940 Act.


                     (xv) No authorization, approval, consent or order of any court or governmental authority or agency or, to the knowledge of such counsel, any other entity or person is necessary in connection with the offering, issuance or sale of the Securities hereunder or the Paired Shares issuable upon conversion of the Securities as contemplated by this Agreement, except as may be required under the 1933 Act, the 1933 Act Regulations or the Trust Indenture Act or the by-laws and rules of the NASD, or state securities laws, real estate syndication laws or such as have been received prior to the date of this Agreement.


                    (xvi) To such counsel's knowledge, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, threatened against or affecting any Transaction Entity, any Hotel Asset or any officer or director of the Trust or the Corporation, that, if determined adversely to any Transaction Entity, any Hotel Asset, or any such officer or director, will or could reasonably be expected to (A) have a Material Adverse Effect, or (B) materially and adversely affect the consummation of (i) the transactions contemplated by this Agreement or (ii) the Acquisitions.


                   (xvii) At the time the Registration Statement became effective and at the Representation Date, (A) the Registration Statement (other than the financial statements and supporting schedules and other financial and statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) the preliminary Prospectus and the Term Sheet complied with Rule 434(b)(2).


                  (xviii)     The information in the Prospectus under (A) "Risk
               Factors -- Influence of Starwood Capital," "Structure of the Company", "Policies With Respect to Certain Activities,

               "Certain Relationships and Related Transactions," "Shares Available for Future Sale", "Capital Stock", "Federal Income Tax Considerations" and "ERISA Considerations" and (B) "Risk
               Factors -- Possible Liabilities of Trust Shareholders" to the extent that it constitutes statements of law, descriptions of statutes, rules or regulations, summaries of documents, or legal conclusions, has been reviewed by them and is correct in all material respects and presents fairly the information required to be disclosed therein.


                    (xix) To such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto by the 1933 Act Regulations other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are accurate in all material respects.


                     (xx) To such counsel's knowledge, except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Trust and the Corporation under the 1933 Act.


                    (xxi) The Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

               In giving its opinion, such counsel may rely, (A) as to all matters of fact, upon certificates and written statements of officers, directors, partners and employees of and accountants for each of the Transaction Entities, (B) as to matters of Maryland law, on the opinion of Piper & Marbury, Baltimore, Maryland, which opinion shall be in form and substance reasonably satisfactory to counsel for the Underwriters, and (C) as to the good standing and qualification of the Transaction Entities to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions. Counsel need express no opinion with respect to the requirements of, or compliance with, any state securities or "Blue Sky" laws.

               In addition, Sidley & Austin shall state that in connection with the preparation of the Registration Statement and the Prospectus, Sidley & Austin has participated in conferences with officers and other representatives of the Trust and the Corporation and the independent public accountants for the Trust and the Corporation at which the contents of the Registration Statement and the Prospectus and related matters were discussed. On the basis of such participation and review, but without independent verification by such counsel of, and without assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to its attention that lead it to believe that (i) the Registration Statement, at the time such Registration Statement became effective and at the Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Prospectus, as of its date or at Closing Time, contained or contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that Sidley & Austin need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

               (2) The favorable opinion, dated as of the Closing Time, of Rogers & Wells, counsel for the Underwriters, with respect to the matters set forth in (vii) (with respect to the first two sentences only), (x) (with respect to the Indenture, this Agreement and the Pricing Agreement only) and (xv) of subsection (b)(1) of this
          Section 5.


               In giving its opinion, Rogers & Wells may rely, (A) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Transaction Entities, (B) as to the good standing and qualification of the Company to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions, which opinions shall be in form and substance satisfactory to counsel for the Underwriters, and (C) as to certain matters of law, upon the opinions given pursuant to Section 5(b)(1) above.

               In addition, Rogers & Wells shall state that in connection with the preparation of the Registration Statement and the Prospectus, Rogers & Wells has participated in conferences with officers and other representatives of the Trust and the Corporation and the independent public accountants for the Trust and the Corporation at which the contents of the Registration Statement and the Prospectus and related matters were discussed. On the basis of such participation and review, but without independent verification by such counsel of, and without assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to its attention that lead it to believe that (i) the Registration Statement, at the time such Registration Statement became effective and at the Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Prospectus, as of its date or at Closing Time, contained or contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that Rogers & Wells need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

          (c) At Closing Time, (i) the Registration Statement and the Prospectus shall contain all statements that are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Registration Statement nor the Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of any Transaction Entity, threatened against such entity, any Hotel Asset which would be required to be set forth in the Prospectus other than as set forth therein, (ii) there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Transaction Entities whether or not arising in the ordinary course of business which would be Material, (iii) no proceedings shall be pending or to the knowledge of the Transaction Entities, threatened against any Transaction Entity, or any Hotel Asset before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding might result in any adverse change in the condition, financial or otherwise, or in the earnings, assets, or business affairs of the Transaction Entities, and the Hotel Assets which would be Material, other than as set forth in the Prospectus, (iv) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and, to the knowledge of the Transaction Entities, no proceedings for that purpose shall have been instituted or threatened by the Commission or by the state securities authority of any jurisdiction, and (v) the Representatives shall have received a certificate of the President or a Vice President of the Trust and the Corporation and of the chief financial or chief accounting officer of each such entity, dated as of the Closing Time, evidencing compliance with the provisions of this subsection (c) and stating that the representations and warranties in Section 1 hereof are true and correct, with the same force and effect as though expressly made at and as of Closing Time.


          (d) At the time of the execution of this Agreement, the Representatives shall have received from each of Deloitte & Touche LLP, Price Waterhouse LLP and Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that:
     (i) they are independent public accountants with respect to the Trust and the Corporation as required by the 1933 Act and the 1933 Act Regulations;
     (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, including a reading of the latest available interim financial statements of the Trust and the Corporation, a reading of the minute books of each of the Trust and the Corporation, inquiries of officials of the Trust and the Corporation responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing has come to their attention which causes them to believe that
     (A) the unaudited financial statements and supporting schedules of the Trust and the Corporation included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Registration Statement, (B) the operating data and balance sheet data set forth in the Prospectus under the captions "Prospectus Summary -- Summary Combined Selected Financial Data" and "Selected Combined Financial Data" were not determined on a basis consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) the pro forma financial information included in the Registration Statement was not prepared in accordance with the applicable requirements of the 1933 Act or the 1933 Act Regulations with respect to pro forma financial information or was not determined on a basis consistent with that of the audited financial statements included in the Registration Statement or (D), with respect to the letter from Deloitte & Touche LLP, at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Trust or the Corporation, or any increase in the debt of the Trust or the Corporation or any decrease in the net assets of the Trust or the Corporation, as compared with the amounts shown in the March 31, 1995 balance sheets of the Trust and the Corporation, included in the Registration Statement or, during the period from March 31, 1995 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Trust and the Corporation, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Trust and the Corporation identified in such letter.

          (e) At Closing Time the Representatives shall have received from each of Deloitte & Touche LLP, Price Waterhouse LLP and Ernst & Young LLP, a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than five days prior to Closing Time and, if the Trust and the Corporation has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

          (f) At the Closing Time, the Paired Shares to be issued upon conversion of the Notes evidencing the Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

          (g) At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust and the Corporation in connection with the issuance and sale of the Securities and the Paired Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (h) At or prior to the Closing Time, the Representatives shall have received a letter agreement from Starwood Capital, and each executive officer, director and trustee of the Trust and the Corporation wherein such holder shall agree that for the period one year from the Closing Time, the executive officers, trustees and directors of the Trust and the Corporation and Starwood Capital will not, without the prior written consent of Merrill Lynch, on the one hand, and the Trust and the Corporation, on the other hand, (which consent, in the case of the Trust and the Corporation, will be subject to the approval of the Trust's and the Corporation's Independent Trustees/Directors), offer, sell, contract to sell or otherwise dispose of any Paired Shares or Units or any security convertible into or exchangeable into or exercisable for Paired Shares (except for issuances by the Transaction Entities pursuant to the exchange of Units and for distribution of Units to the parties who have direct or indirect interests in Starwood Capital who agree to be bound to the restrictions contained herein). Any transferees of such shares or Units will be likewise prohibited from making any transfer of such shares or Units.

          (i) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities hereunder shall be true and correct in all material respects as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

               (1) A certificate, dated such Date of Delivery, of the President or a Vice President of each of the Trust and the Corporation and of the chief financial or chief accounting officer of each of such entity confirming that their respective certificates delivered at Closing Time pursuant to Section 5(c) hereof remain true and correct as of such Date of Delivery.

               (2) The favorable opinions of Sidley & Austin and Piper & Marbury, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

               (3) The favorable opinion of Rogers & Wells, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

               (4) A letter from Deloitte & Touche LLP, Price Waterhouse LLP and Ernst & Young LLP, in form and substance reasonably satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(4) shall be a date not more than five days prior to such Date of Delivery.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Trust and the Corporation at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     SECTION 6.  INDEMNIFICATION.

     (a) Each of the Transaction Entities agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to any Transaction Entity by any Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities or Paired Shares issued upon conversion of Notes evidencing the Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if any Transaction Entity shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Paired Shares to such person and if the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim, damage or expense.

           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) above if such settlement is effected with the prior written consent of the indemnifying party; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection (i) above, to the extent that any such expense is not paid under (i) or (ii) above;

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Transaction Entities, the Trust's and the Corporation's trustees and directors, as the case may be, and each of the Trust's and the Corporation's officers who signs the Registration Statement or any amendment thereto and each person, if any, who controls the Trust or the Corporation within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to any Transaction Entity by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any claims asserted against or any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement except to the extent the indemnifying party has been prejudiced in any material respect by such failure. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 6 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; PROVIDED, that such consent was not unreasonably withheld.

     SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Transaction Entities and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Transaction Entities and the Underwriters
(a) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities and the Underwriters from the offering of the Securities, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault (as determined by a court of competent jurisdiction or a panel of arbitration) of the Transaction Entities and the Underwriters in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages, and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities and the Underwriters shall be deemed to be in the same proportions as the total gross proceeds from the offering (before deducting expenses) received by the Trust and the Corporation bear to the total underwriting discount received by the Underwriters. The relative fault of the Transaction Entities and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.


     The parties agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 7, the Transaction Entities shall be deemed one party and jointly and severally liable for any obligations hereunder. For purposes of this Section 7, each person, if any, who controls a Underwriter within the meaning of Section 15 of the 1933 Act, and any director, officer, employee or affiliate of a Underwriter or such controlling person, shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Transaction Entities within the meaning of Section 15 of the 1933 Act, or any director, officer, employee or affiliate of any Transaction Entity or such controlling person, shall have the same rights to contribution as the Transaction Entities.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers or authorized representatives of the Transaction Entities submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Transaction Entities and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.  TERMINATION OF AGREEMENT.

     (a) The Representatives may terminate this Agreement, by notice to the Trust and the Corporation, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Transaction Entities and their respective subsidiaries, considered as one enterprise, or Hotel Assets, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Paired Shares to be issued upon conversion of the Notes evidencing the Securities or to enforce contracts for the sale of such Paired Shares or
(iii) if trading in the Paired Shares has been suspended by the Commission or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by any Federal, New York or Maryland authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Sections 4(a), 4(b) and 10 hereof. Notwithstanding any such termination, the provisions of Sections 4(a), 4(b), 6 and 7 shall remain in effect.

     SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives, on the one hand, or the Trust and the Corporation, on the other hand, shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1326, attention of Mr. Martin J. Cicco, Managing Director; notices to the Trust or the Realty Partnership shall be directed to either of them at c/o Starwood Lodging Trust, 11845 West Olympic Blvd., Suite 550, Los Angeles, California 90064, attention of Mr. Jeffrey C. Lapin, President, with a copy to Sidley & Austin, 555 West Fifth Street, Los Angeles, California 90013, attention of Sherwin L. Samuels, Esq.; notices to the Corporation or the Operating Partnership shall be directed to either of them c/o Starwood Lodging Corporation, 11845 West Olympic Blvd., Suite 560, Los Angeles, California 90064, attention of Mr. Kevin E. Mallory, Executive Vice President, with a copy to Sidley & Austin at the above address.

     SECTION 12. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Transaction Entities, the Underwriters and their respective successor and the persons referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. THE TRUST. Each of the parties hereto acknowledge and agree that the name "Starwood Lodging Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Corporation a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Transaction Entities in accordance with its terms.


                              Very truly yours,

                              STARWOOD LODGING TRUST


                              By:
                                 ------------------------------------------
                                 Name:


                              STARWOOD LODGING CORPORATION


                                By:
                                   ----------------------------------------
                                   Name:


                              SLT REALTY LIMITED PARTNERSHIP

                              By:  Starwood Lodging Trust
                                   its General Partner


                              By:
                                 ------------------------------------------
                                   Name:


                              SLC OPERATING LIMITED PARTNERSHIP

                              By:  Starwood Lodging Corporation
                                   its General Partner


                              By:
                                 ------------------------------------------
                                   Name:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
LEHMAN BROTHERS INC.
PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED


By:
   ----------------------------------------------------
     Authorized Signatory

FOR THEMSELVES AND AS REPRESENTATIVES OF THE OTHER
UNDERWRITERS NAMED IN SCHEDULE A HERETO.

                                   SCHEDULE A




                                                                   Number of
           Name of Underwriter                                Initial Securities
           -------------------                                ------------------

Merrill Lynch, Pierce, Fenner & Smith
     Incorporated. . . . . . . . . . . . . . . . . . .

Bear, Stearns & Co. Inc. . . . . . . . . . . . . . . .

Alex. Brown & Sons Incorporated. . . . . . . . . . . .

Lehman Brothers Inc. . . . . . . . . . . . . . . . . .

Prudential Securities Incorporated . . . . . . . . . .

Smith Barney Inc.  . . . . . . . . . . . . . . . . . .








     Total . . . . . . . . . . . . . . . . . . . . . .                ----------

                                                                      10,250,000
                                                                      ----------
                                                                      ----------









                                   Sch. A - 1

                                                                       Exhibit A


                            10,250,000 PAIRED SHARES*


            STARWOOD LODGING TRUST                STARWOOD LODGING CORPORATION

  (A MARYLAND REAL ESTATE INVESTMENT TRUST)         (A MARYLAND CORPORATION)

        SHARES OF BENEFICIAL INTEREST                     COMMON STOCK

          (PAR VALUE $.01 PER SHARE)               (PAR VALUE $.01 PER SHARE)



                                PRICING AGREEMENT


                                                                __________, 1995

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
LEHMAN BROTHERS INC.
PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.
  as Representatives of the several Underwriters
  named in the within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    Merrill Lynch World Headquarters
    North Tower
    World Financial Center
    New York, New York  10281

Ladies and Gentlemen:

    Reference is made to the Purchase Agreement dated June ___, 1995 (the "Purchase Agreement") relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Alex. Brown & Sons Incorporated, Lehman Brothers Inc., Prudential Securities Incorporated and Smith Barney Inc. are acting as representatives (the "Representatives"), of units of notes (the "Securities"), convertible on a one-for-one basis into shares of beneficial interest, par value $.01 per share ("Trust Shares") of Starwood Lodging Trust (the "Trust") PAIRED WITH shares of common stock, par value $.01 per share (the "Corporation Shares" and together with the Trust Shares, the "Paired Shares") of Starwood Lodging Corporation (the "Corporation"). Capitalized terms used but not defined herein have the meaning set forth in the Purchase Agreement.

    Pursuant to Section 2 of the Purchase Agreement, each of the Trust and the Corporation agrees with each Underwriter as follows:


- ----------------
* The Paired Shares are issuable upon conversion of 10,250,000 units of Convertible Notes due December 15, 1995 of the Trust and the Corporation.

         1. The public offering price per unit for the Securities, determined as provided in said Section 2, shall be $ __________.

         2. The purchase price per unit for the Securities to be paid by the several Underwriters shall be $ ______, being an amount equal to the public offering price set forth above less $ ________ per Unit.

         3. The several obligations of the Trust and the Corporation shall be ___% and ____%, respectively, of the principal amount of the Notes evidencing the Securities.


    Each of the parties hereto acknowledge and agree that the name "Starwood Lodging Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Corporation a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, on the one hand, and the Trust and the Corporation, on the other hand, in accordance with its terms.

                                   Very truly yours,

                                   STARWOOD LODGING TRUST


                                   By:
                                      --------------------------------
                                      Name:


                                   STARWOOD LODGING CORPORATION


                                   By:
                                      --------------------------------
                                      Name:



Confirmed and Accepted,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
LEHMAN BROTHERS INC.
PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
       INCORPORATED


By:
   -------------------------------------------------------
   Authorized Signatory


FOR THEMSELVES AND AS REPRESENTATIVES OF THE
OTHER UNDERWRITERS NAMED IN THE PURCHASE AGREEMENT.